Exhibit 99.1

FOR IMMEDIATE RELEASE

Select Comfort Announces Second Quarter 2015 Results

•	Second quarter net sales increased 17% to a record $275 million, including a 13% comparable sales increase

•	Second quarter EPS increased 31% to $0.21 per share

•	Reiterates full-year 2015 outlook of $1.35 per share

MINNEAPOLIS – (July 22, 2015) – Select Comfort Corporation (NASDAQ: SCSS) today reported second quarter 2015 results for the period ended July 4, 2015.

“We are delivering above market performance as we execute our consumer-driven innovation strategy,” said Shelly Ibach, President and CEO of Select Comfort. “Steady progress on our EPS drivers is delivering shareholder value while we make important investments for sustainable profitable growth.”

Second Quarter Statement of Operations Overview

•	Net sales increased 17% to $275 million, with comparable sales up 13%

•	Gross profit increased 20% to $171 million; gross margin increased to 61.9% (+120 basis points versus prior year)

•	Operating income increased 31% to $17 million, or 6.0% of net sales (+60 basis points versus prior year)

•	Earnings per diluted share grew 31% to $0.21

Cash Flows and Balance Sheet Review

•	Net cash provided by operating activities was $45 million for the first six months of 2015, compared with $50 million for the same period last year

•	Capital expenditures for the first six months of 2015 were $39 million

•
Share repurchases totaled $30 million (0.9 million shares) for the second quarter, compared with $10 million for the second quarter of last year; $165 million cumulative cash returned to shareholders through share repurchases since April 2012 (6.7 million shares at an average cost of $24.56 per share)

•	Return on invested capital (ROIC) was 16.4% for the trailing-twelve month period, well above our cost of capital

Financial Outlook
The company reiterates its outlook for 2015 earnings per diluted share of $1.35. The outlook assumes mid- to high-single-digit total net sales growth for the balance of the year and a 6% increase in net new stores for 2015. The outlook also includes $11-12 million (pre-tax), or $0.13-0.14 per diluted share, of estimated launch costs during the year related to the company’s ERP (Enterprise Resource Planning) system implementation planned for the fourth quarter of 2015. For reference, earnings for the fourth quarter of 2014 included $0.10 per diluted share of one-time benefits ($0.06 for the extra week and $0.04 for a legal settlement).

Conference Call Information
Management will host its regularly scheduled conference call to discuss the company’s results at 5 p.m. EDT (4 p.m. CDT; 2 p.m. PDT) today. To listen to the call, please dial (800) 593-9959 (international participants dial (517) 308-9340) and reference the passcode “Sleep.” To access the webcast, please visit the investor relations area of the Sleep Number website at http://www.sleepnumber.com/eng/aboutus/InvestorRelations.cfm. The webcast replay will remain available for approximately 60 days.

Select Comfort Announces Second-quarter 2015 Results – Page 2 of 9

About Select Comfort Corporation
SLEEP NUMBER, a sleep innovation leader, delivers unparalleled sleep experiences by offering high-quality, innovative sleep products and services. The company is the exclusive designer, manufacturer, marketer, retailer and servicer of a complete line of Sleep Number® beds including our newest addition, the SleepIQ Kids™ bed. Only the Sleep Number bed offers SleepIQ® technology - proprietary sensor technology that works directly with the bed’s DualAir™ system to track and monitor each individual’s sleep. SleepIQ technology communicates how you slept and what adjustments you can make to optimize your sleep and improve your daily life. Sleep Number also offers a full line of exclusive sleep products including FlexFit™ adjustable bases and Sleep Number® pillows, sheets and other bedding products. Consumers also benefit from a unique, value-added retail experience at one of the more than 460 Sleep Number® stores across the country, online at SleepNumber.com, or via phone at (800) Sleep Number or (800) 753-3768.

Forward-looking Statements
Statements used in this news release relating to future plans, events, financial results or performance are forward-looking statements subject to certain risks and uncertainties including, among others, such factors as current and future general and industry economic trends and consumer confidence; the effectiveness of our marketing messages; the efficiency of our advertising and promotional efforts; our ability to execute our company-controlled distribution strategy; our ability to achieve and maintain acceptable levels of product and service quality, and acceptable product return and warranty claims rates; our ability to continue to improve and expand our product line; consumer acceptance of our products, product quality, innovation and brand image; industry competition, the emergence of additional competitive products, and the adequacy of our intellectual property rights to protect our products and brand from competitive or infringing activities; availability of attractive and cost-effective consumer credit options; pending and unforeseen litigation and the potential for adverse publicity associated with litigation; our “just-in-time” manufacturing processes with minimal levels of inventory, which may leave us vulnerable to shortages in supply; our dependence on significant suppliers and our ability to maintain relationships with key suppliers, including several sole-source suppliers; the vulnerability of key suppliers to recessionary pressures, labor negotiations, liquidity concerns or other factors; rising commodity costs and other inflationary pressures; risks inherent in global sourcing activities; risks of disruption in the operation of either of our two primary manufacturing facilities; increasing government regulations, which have added or will add cost pressures and process changes to ensure compliance; the adequacy of our management information systems to meet the evolving needs of our business and to protect sensitive data from potential cyber threats; the costs, distractions and potential disruptions to our business related to upgrading our management information systems; our ability to attract, retain and motivate qualified management, executive and other key employees, including qualified retail sales professionals and managers; and uncertainties arising from global events, such as terrorist attacks or a pandemic outbreak, or the threat of such events. Additional information concerning these and other risks and uncertainties is contained in the company’s filings with the Securities and Exchange Commission (SEC), including the Annual Report on Form 10-K, and other periodic reports filed with the SEC. The company has no obligation to publicly update or revise any of the forward-looking statements in this news release.
# # #

Investor Contact: Dave Schwantes; (763) 551-7498; investorrelations@selectcomfort.com
Media Contact: Tim Lynch / Scott Bisang; Joele Frank, Wilkinson Brimmer Katcher; (212) 355-4449

Select Comfort Announces Second-quarter 2015 Results – Page 3 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited – in thousands, except per share amounts)

	Three Months Ended
	July 4, 2015	% of Net Sales	June 28, 2014	% of Net Sales

Net sales	$275,289	100.0%	$234,763	100.0%
Cost of sales	104,750	38.1%	92,366	39.3%
Gross profit	170,539	61.9%	142,397	60.7%

Operating expenses:
Sales and marketing	126,627	46.0%	106,712	45.5%
General and administrative	23,880	8.7%	21,265	9.1%
Research and development	3,403	1.2%	1,709	0.7%
Total operating expenses	153,910	55.9%	129,686	55.2%
Operating income	16,629	6.0%	12,711	5.4%
Other income, net	133	0.0%	78	0.0%
Income before income taxes	16,762	6.1%	12,789	5.4%
Income tax expense	5,724	2.1%	4,308	1.8%
Net income	$11,038	4.0%	$8,481	3.6%

Net income per share – basic	$0.21		$0.16

Net income per share – diluted	$0.21		$0.16

Reconciliation of weighted-average shares outstanding:
Basic weighted-average shares outstanding	51,672		53,648
Dilutive effect of stock-based awards	872		676
Diluted weighted-average shares outstanding	52,544		54,324

Select Comfort Announces Second-quarter 2015 Results – Page 4 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited – in thousands, except per share amounts)

	Six Months Ended
	July 4, 2015	% of Net Sales	June 28, 2014	% of Net Sales

Net sales	$625,098	100.0%	$511,175	100.0%
Cost of sales	238,726	38.2%	197,395	38.6%
Gross profit	386,372	61.8%	313,780	61.4%

Operating expenses:
Sales and marketing	267,130	42.7%	231,734	45.3%
General and administrative	52,134	8.3%	40,161	7.9%
Research and development	6,754	1.1%	3,372	0.7%
Total operating expenses	326,018	52.2%	275,267	53.8%
Operating income	60,354	9.7%	38,513	7.5%
Other income, net	286	0.0%	180	0.0%
Income before income taxes	60,640	9.7%	38,693	7.6%
Income tax expense	20,803	3.3%	13,220	2.6%
Net income	$39,837	6.4%	$25,473	5.0%

Net income per share – basic	$0.77		$0.47

Net income per share – diluted	$0.75		$0.47

Reconciliation of weighted-average shares outstanding:
Basic weighted-average shares outstanding	52,009		53,880
Dilutive effect of stock-based awards	926		690
Diluted weighted-average shares outstanding	52,935		54,570

Select Comfort Announces Second-quarter 2015 Results – Page 5 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Consolidated Balance Sheets
(in thousands, except per share amounts)
subject to reclassification

	(unaudited) July 4, 2015	January 3, 2015
Assets
Current assets:
Cash and cash equivalents	$26,074	$51,995
Marketable debt securities – current	62,379	69,609
Accounts receivable, net of allowance for doubtful accounts of $701 and $739, respectively	20,464	19,693
Inventories	68,377	53,535
Prepaid expenses	20,584	17,792
Deferred income taxes	8,757	8,786
Other current assets	10,836	11,185
Total current assets	217,471	232,595

Non-current assets:
Marketable debt securities – non-current	28,751	44,441
Property and equipment, net	186,696	165,453
Goodwill and intangible assets, net	15,570	15,986
Deferred income taxes	7,944	3,433
Other assets	19,139	12,279
Total assets	$475,571	$474,187

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$87,985	$84,197
Customer prepayments	25,660	28,726
Accrued sales returns	12,679	15,262
Compensation and benefits	24,395	33,066
Taxes and withholding	9,867	10,207
Other current liabilities	18,684	15,594
Total current liabilities	179,270	187,052

Non-current liabilities:
Warranty liabilities	3,425	2,722
Other long-term liabilities	37,484	27,506
Total non-current liabilities	40,909	30,228
Total liabilities	220,179	217,280

Shareholders’ equity:
Undesignated preferred stock; 5,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value; 142,500 shares authorized, 51,414 and 52,798 shares issued and outstanding, respectively	514	528
Additional paid-in capital	—	—
Retained earnings	254,860	256,413
Accumulated other comprehensive income (loss)	18	(34)
Total shareholders’ equity	255,392	256,907
Total liabilities and shareholders’ equity	$475,571	$474,187

Select Comfort Announces Second-quarter 2015 Results – Page 6 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(unaudited - in thousands)
subject to reclassification

	Six Months Ended
	July 4, 2015	June 28, 2014
Cash flows from operating activities:
Net income	$39,837	$25,473
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	21,903	19,213
Stock-based compensation	5,828	2,035
Net loss on disposals and impairments of assets	184	87
Excess tax benefits from stock-based compensation	(1,945)	(720)
Deferred income taxes	(4,515)	(2,003)
Changes in operating assets and liabilities:
Accounts receivable	(825)	651
Inventories	(14,842)	(3,004)
Income taxes	4,221	(394)
Prepaid expenses and other assets	(944)	(4,355)
Accounts payable	7,879	(1,042)
Customer prepayments	(3,066)	2,695
Accrued compensation and benefits	(8,121)	9,724
Other taxes and withholding	(2,622)	(529)
Warranty liabilities	1,113	281
Other accruals and liabilities	969	1,466
Net cash provided by operating activities	45,054	49,578

Cash flows from investing activities:
Purchases of property and equipment	(38,938)	(39,766)
Proceeds from sales of property and equipment	41	5
Investments in marketable debt securities	(19,306)	(28,405)
Proceeds from maturities of marketable debt securities	41,932	23,548
Increase in restricted cash	—	(500)
Net cash used in investing activities	(16,271)	(45,118)

Cash flows from financing activities:
Net decrease in short-term borrowings	(7,478)	(6,192)
Repurchases of common stock	(51,629)	(21,470)
Proceeds from issuance of common stock	2,458	1,366
Excess tax benefits from stock-based compensation	1,945	720
Net cash used in financing activities	(54,704)	(25,576)
Net decrease in cash and cash equivalents	(25,921)	(21,116)
Cash and cash equivalents, at beginning of period	51,995	58,223
Cash and cash equivalents, at end of period	$26,074	$37,107

Select Comfort Announces Second-quarter 2015 Results – Page 7 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Supplemental Financial Information
(unaudited)

	Three Months Ended		Six Months Ended
	July 4, 2015	June 28, 2014	July 4, 2015	June 28, 2014
Percent of sales:
Retail	91.0%	90.0%	91.4%	89.9%
Direct and E-Commerce	6.2%	6.4%	6.0%	6.4%
Wholesale/other	2.8%	3.6%	2.6%	3.7%
Total	100.0%	100.0%	100.0%	100.0%

Sales change rates:
Retail comparable-store sales	13%	8%	18%	5%
Direct and E-Commerce	14%	(5%)	15%	(2%)
Company-Controlled comparable sales change	13%	7%	18%	4%
Net opened/closed stores	5%	6%	6%	7%
Total Company-Controlled Channel	18%	13%	24%	11%
Wholesale/other	(9%)	6%	(15%)	(11%)
Total	17%	13%	22%	10%

Stores open:
Beginning of period	463	443	463	440
Opened	5	16	13	33
Closed	(1)	(8)	(9)	(22)
End of period	467	451	467	451

Other metrics:
Average sales per store ($ in 000's) [1,3]	$2,480	$2,144
Average sales per square foot [1,3]	$1,048	$1,009
Stores > $1 million net sales [1,3]	100%	97%
Stores > $2 million net sales [1,3]	67%	46%
Average revenue per mattress unit [2]	$4,081	$3,709	$3,991	$3,520

[1] Trailing twelve months for stores open at least one year.
[2] Represents Company-Controlled Channel total net sales divided by Company-Controlled Channel mattress units.
[3] Fiscal 2014 included 53 weeks, as compared to 52 weeks in fiscal 2015 and 2013. The additional week in 2014 was in the fiscal fourth quarter. Company-Controlled comparable sales metrics have been adjusted to remove the estimated impact of the additional week on those metrics.

Select Comfort Announces Second-quarter 2015 Results – Page 8 of 9

SELECT COMFORT CORPORATION AND SUBSIDIARIES
Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)
(in thousands)

We define earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA") as net income plus: income tax expense, interest expense, depreciation and amortization, stock-based compensation and asset impairments. Management believes Adjusted EBITDA is a useful indicator of our financial performance and our ability to generate cash from operating activities. Our definition of Adjusted EBITDA may not be comparable to similarly titled definitions used by other companies. The table below reconciles Adjusted EBITDA, which is a non-GAAP financial measure, to the comparable GAAP financial measure:

	Three Months Ended		Trailing-Twelve Months Ended
	July 4, 2015	June 28, 2014	July 4, 2015	June 28, 2014
Net income	$11,038	$8,481	$82,338	$52,157
Income tax expense	5,724	4,308	41,717	27,044
Interest expense	10	10	53	44
Depreciation and amortization	10,921	9,765	41,582	34,744
Stock-based compensation	3,046	2,143	10,591	4,275
Asset impairments	15	88	630	173
Adjusted EBITDA	$30,754	$24,795	$176,911	$118,437

Free Cash Flow
(in thousands)

	Three Months Ended		Trailing-Twelve Months Ended
	July 4, 2015	June 28, 2014	July 4, 2015	June 28, 2014
Net cash (used in) provided by operating activities	$(3,810)	$10,714	$139,944	$101,540
Subtract: Purchases of property and equipment	21,142	23,106	75,766	79,481
Free cash flow	$(24,952)	$(12,392)	$64,178	$22,059

Note - Our Adjusted EBITDA calculation and our "free cash flow" data are considered non-GAAP financial measures and are not in accordance with, or preferable to, "as reported," or GAAP financial data. However, we are providing this information as we believe it facilitates analysis of the Company's financial performance by investors and financial analysts.

GAAP - generally accepted accounting principles in the U.S.

Select Comfort Announces Second-quarter 2015 Results – Page 9 of 9

SELECT COMFORT CORPORATION AND SUBSIDIARIES
Calculation of Return on Invested Capital (ROIC)
(in thousands)

ROIC is a financial measure we use to determine how efficiently we deploy our capital. It quantifies the return we earn on our invested capital. Management believes ROIC is also a useful metric for investors and financial analysts. We compute ROIC as outlined below. Our definition and calculation of ROIC may not be comparable to similarly titled definitions and calculations used by other companies. The tables below reconcile net operating profit after taxes (NOPAT) and total invested capital, which are non-GAAP financial measures, to the comparable GAAP financial measures:

	Trailing-Twelve Months Ended
	July 4, 2015	June 28, 2014
Net operating profit after taxes (NOPAT)
Operating income	$123,587	$78,866
Add: Rent expense [1]	61,157	53,165
Add: Interest income	521	380
Less: Depreciation on capitalized operating leases [2]	(15,280)	(13,500)
Less: Income taxes [3]	(57,496)	(40,451)
NOPAT	$112,489	$78,460

Average invested capital
Total equity	$255,392	$232,967
Less: Cash greater than target [4]	—	(2,673)
Add: Long-term debt [5]	—	—
Add: Capitalized operating lease obligations [6]	489,256	425,320
Total invested capital at end of period	$744,648	$655,614
Average invested capital [7]	$686,514	$604,661
Return on invested capital (ROIC) [8]	16.4%	13.0%

1 Rent expense is added back to operating income to show the impact of owning versus leasing the related assets.

2 Depreciation is based on the average of the last five fiscal quarters' ending capitalized operating lease obligations (see note 6) for the respective reporting periods with an assumed thirty-year useful life. This is subtracted from operating income to illustrate the impact of owning versus leasing the related assets.

3 Reflects annual effective income tax rates, before discrete adjustments, of 33.8% and 34.0% for 2015 and 2014, respectively.

4 Cash greater than target is defined as cash, cash equivalents and marketable debt securities less customer prepayments in excess of $100 million.

5 Long-term debt includes existing capital lease obligations.

6 A multiple of eight times annual rent expense is used as an estimate of capitalizing our operating lease obligations.The methodology utilized aligns with the methodology of a nationally recognized credit rating agency.

7 Average invested capital represents the average of the last five fiscal quarters' ending invested capital balances.

8 ROIC equals NOPAT divided by average invested capital.

Note - Our ROIC calculation and data are considered non-GAAP financial measures and are not in accordance with, or preferable to, GAAP financial data. However, we are providing this information as we believe it facilitates analysis of the Company's financial performance by investors and financial analysts.

GAAP - generally accepted accounting principles in the U.S.